Exhibit 99.1

Three - Year Cash Forecast with Expansion Projects Including Chicago June 2022

Forward - Looking Statements This presentation includes forward - looking statements within the meaning of the securities laws . Forward - looking statements are statements as to matters that are not historical facts, and include statements about Bally’s Corporation (“Bally’s”) plans, objectives, expectations, and intentions . Forward - looking statements are not guarantees and are subject to risks and uncertainties . Forward - looking statements are based on Bally’s current expectations and assumptions . Although Bally’s believes that its expectations and assumptions are reasonable at this time, they should not be regarded as representations that its expectations will be achieved . Actual results may vary materially . Forward - looking statements speak only as of the date of this presentation and Bally’s does not undertake to update or revise them as more information becomes available, except as required by law . Important factors beyond those that apply to most businesses, some of which are beyond the control of Bally’s, that could cause actual results to differ materially from their expectations and assumptions include : (1) the ability to accurately forecast substantial capital expenditures expected in Bally’s Chicago casino and resort and other major projects and the management of those projects ; (2) inflation and its effects on discretionary spending and Bally’s costs ; (3) increased interest rates and capital markets volatility generally ; (4) unexpected costs, difficulties integrating and other events impacting Bally’s recently completed and proposed acquisitions and Bally’s ability to realize anticipated benefits ; (5) risks associated with Bally’s rapid growth, including those affecting customer and employee retention, integration and controls ; (6) risks associated with the impact of the digitalization of gaming on Bally’s casino operations, Bally’s expansion into iGaming and sports betting and the highly competitive and rapidly changing aspects of its new interactive businesses generally ; (7) uncertainties surrounding the COVID - 19 pandemic, including limitations on Bally’s operations, increased costs, changes in customer behavior, impact on employees and the ongoing impact of COVID - 19 on general economic conditions ; (8) the very substantial regulatory restrictions applicable to Bally’s, including costs of compliance ; (9) restrictions and limitations in agreements to which Bally’s is subject, including its debt ; and (10) other risks identified in Part I . Item 1 A . “Risk Factors” of Bally’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 202 1 , filed with the U . S . Securities and Exchange Commission . The foregoing list of important factors is not exclusive and does not include matters like changes in general economic conditions that affect substantially all gaming businesses . You should not place undue reliance on Bally’s forward - looking statements . Non - GAAP Financial Measures To supplement the financial information presented on a U . S . generally accepted accounting principles (“GAAP”) basis, Bally’s has included in this presentation certain non - GAAP financial measures, including Adjusted EBITDA , Adjusted EBITDAR and free cash flow . The presentation of non - GAAP financial measures in this presentation is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP . Bally’s does not provide reconciliations of Adjusted EBITDA and Adjusted EBITDAR to net income on a forward - looking basis to its most comparable GAAP financial measure because Bally’s is unable to forecast the amount or significance of certain items required to develop meaningful comparable GAAP financial measures without unreasonable efforts . Investors are cautioned that Bally’s cannot predict the occurrence, timing or amount of all non - GAAP items that may be excluded from Adjusted EBITDA or Adjusted EBITDAR in the future . Accordingly, the actual effect of these items, when determined could potentially be significant to the calculation of Adjusted EBITDA and Adjusted EBITDAR . Bally’s believes that presenting non - GAAP financial measures aids in making period - to - period comparisons and is a meaningful indication of its actual and estimated operating performance . Because not all companies use identical calculations, the Bally’s and combined non - GAAP financial measures may not be the same as or comparable to similar non - GAAP measures presented by other companies . Projected Financial Information This presentation contains projected financial information with respect to Bally’s . Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . Bally’s management believes that the assumptions used as a basis for the projected financial information were reasonable based on the information available to Bally’s . The projected financial information is not a guarantee of, and is not necessarily predictive of, actual future performance . Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projected financial information will be achieved . Although the projected financial information was prepared with numerical specificity, t he assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risk and uncertainties . Further, the projected financial information covers multiple years and such information by its nature becomes less predictive with each successive period . See “Forward - Looking Statements” above . Bally’s does not intend to, and, except to the extent required by applicable law, Bally’s expressly disclaims any obligation to, update, revise or correct the projected financial information to reflect circumstances existing or arising after the date such projected financial information was generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projected financial information is shown to be in error or any of the projected financial information otherwise would not be realized . DISCLAIMER

SUMMARY THREE-YEAR CASH FLOW FORECAST

($ in millions)	2022	2023	2024	3-Year
Adjusted EBITDAR[1]	**$619**	**$674**	**$785**	**$2,078**
Current Rent	($46)	($47)	($48)	($141)
Tropicana Rent	($12)	($23)	($23)	($57)
New SLB Rent[2]	($12)	($49)	($49)	($110)
Adjusted EBITDA	**$549**	**$556**	**$665**	**$1,770**
Maintenance Capex	($100)	($100)	($100)	($300)
Interest Expense[3]	($188)	($215)	($214)	($617)
Cash Taxes	($30)	($30)	($60)	($120)
Term Loan Amortization	($19)	($19)	($19)	($57)
Free Cash Flow Before Expansion Projects/Capital Return	**$213**	**$192**	**$272**	**$676**
Growth Capex	($180)	($30)	($20)	($230)
Chicago[4]	($100)	($100)	($200)	($400)
Pennsylvania	($53)	$0	$0	($53)
Other[5]	$67	$0	$0	$67
Sale-Leaseback[2]	$635	$0	$0	$635
Target Share Repurchase	($190)	($100)	($100)	($390)
Free Cash Flow	**$392**	**($38)**	**($48)**	**$305**
Capitalization				
Revolver	$0	$0	$0	
Term Loan	$1,925	$1,906	$1,887	
Bonds	$1,500	$1,500	$1,500	
Total Debt Outstanding	**$3,425**	**$3,406**	**$3,387**	
Free Cash and Cash Equivalents	$392	$354	$305	
Revolver Availability + Free Cash	**$1,012**	**$974**	**$925**	

(1) *2022 includes EBITDA guidance of $560-$580 provided on May 5, 2022 and Tropicana acquisition contribution. 2023 includes contributions from growth capex in Kansas City, Pennsylvania and IGT JV. 2024 assumes breakeven in North America Interactive. Excludes EBITDA contribution from Chicago*

(2) *New Sale-Leaseback Rent assumes 12-14x transaction multiples*

(3) *Assumes SOFR of 1.5% in 2022 and 3.0% in 2023 and 2024*

(4) *$1.7 billion Chicago project is assumed to be an unrestricted subsidiary owned 75% by Bally's Corp*

(5) *Reflects tax-refunds expected to be received in 2022*

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